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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): November 1, 1998


                       PEOPLES EDUCATIONAL HOLDINGS, INC.
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             (Exact name of Registrant as specified in its charter)


           Minnesota                   2-86551C               41-1368898
           ---------                   --------               ----------
(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)



     230 W. Passaic Street, Maywood NJ                         07607
     ---------------------------------                         -----
    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (201) 712-1142

Former Name of Registrant: Concourse Corporation

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The registrant filed on November 16, 1998 a current report on Form 8-K relating to the merger in which Peoples Acquisition Corporation, a wholly-owned subsidiary of the registrant, merged with and into The Peoples Publishing Group, Inc., a Delaware corporation. The purpose of this amendment is to provide the financial statements and information required by Item 7 of the Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial statements of businesses acquired:

Exhibits 99.1, 99.2 and 99.3 filed herewith contain the following financial statements of The Peoples Publishing Group, Inc:

Exhibit 99.1   Year Ended December 31, 1997
                      Independent Auditors' Report
                      Balance Sheet as of December 31, 1997
                      Statement of Operations for Year Ended December 31, 1997 Statement of Cash Flows for Year Ended December 31, 1997 Statement of Changes In Stockholders' Equity for Year Ended December 31, 1997
                      Notes to Financial Statements

Exhibit 99.2   Year Ended December 31, 1996
                      Independent Auditors' Report
                      Balance Sheet as of December 31, 1996
                      Statement of Operations for Year Ended December 31, 1996 Statement of Cash Flows for Year Ended December 31, 1996 Statement of Changes In Stockholders' Equity for Year Ended December 31, 1996
                      Notes to Financial Statements

Exhibit 99.3   Nine Months Ended September 30, 1998 (Unaudited)
                      Balance Sheet as of September 30, 1998
                      Statement of Operations for Nine Months Ended September 30, 1998
                      Statement of Cash Flows for Nine Months Ended September 30, 1998
                      Schedule of Retained Earnings for Nine Months Ended Sept. 30, 1998

(b)    Pro forma financial information:

Exhibit 99.4 filed herewith contains the following pro forma financial statements:

Exhibit 99.4      Introductory Paragraph to Pro Forma Information
                  Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1998
                  Unaudited Pro Forma Consolidated Statement of Operations for Nine Months Ended September 30, 1998
                  Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 1997


(c)    Exhibit 23, Consent of Pollack & Culnen, Certified Public Accountants










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 Peoples Educational Holdings, Inc.


Dated: January 15, 1999          By /s/ James J. Peoples
                                 -----------------------
                                 James J. Peoples, Chairman, President and Chief
                                   Executive Officer











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